PROMISSORY NOTE

$75,000.00                                                          May 27, 1998

     FOR VALUE RECEIVED,, Chaparral Resources, Inc., a Colorado ("Maker"), promises to pay to Howard Karren ("Payee"), in lawful money of the United States of America, the principal sum of Seventy-Five Thousand Dollars ($75,000), together with interest in arrears on the unpaid principal balance at an annual rate equal to seven percent (7%) per annum Interest shall be calculated on the basis of a year of 365 or 366 days, as applicable, and charged for the actual number of days elapsed.

     The principal amount of this Note together with any accrued and unpaid interest thereon shall be due and payable on demand, but in no event more than one hundred and eighty (180) days from the date hereof. All payments shall be made in lawful money of hte United States and in immediately available funds.

     Maker may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal prepaid calculated to the date of such prepayment. Any partial prepayments shall be applied to installments of principal in inverse order of their maturity.

     The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder ("Event of Default"):

     (a) If Maker shall fail to pay when due the principal or interest on this Note and such failure continues for fifteen (15) days after Payee notifies Maker therein writing.

     (b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "Bankruptcy Law"), Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due.

     (c) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker's properties, or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 60 days.

     Maker shall notify Payee in writing within three (3) days after the occurrence of any Event of Default of which Maker acquires knowledge.

     Upon the occurrence of an Event of Default hereunder (unless all Events of Default have been cured or waived by Payee), Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance, and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note. Maker shall pay all reasonable costs and expenses incurred by or on behalf of Payee in connection with Payee's exercise of any or all of its rights and remedies under this Note, including, without limitation, reasonable attorneys' fees.

     The rights and remedies of Payee under this Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law,
(a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing, signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and
(c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note. Maker hereby waives presentment, demand, protest and notice of dishonor and protest.

     If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     This Note will be governed by the laws of the State of Texas without regard to conflicts of laws principles. Maker irrevocably consents to the jurisdiction of the courts in the State of Texas, Harris County, and to the Federal Court for such county in connection with any actions or proceedings arising out of or relating to this Agreement, and waives any objection to venue laid therein.

     This Note shall bind Maker and its successors and assigns. This Note shall not be assigned or transferred by Payee without the express prior written consent of Maker, except by will or, in default thereof, by operation of law.

     The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified.

     All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof" and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.



CHAPARRAL RESOURCES, INC.


By:    /s/ Michael B. Young, Treasurer
---------------------------------------
Title: Treasurer
---------------------------------------

                                 PROMISSORY NOTE

$20,000.00                                                          July 1, 1998

     FOR VALUE RECEIVED,, Chaparral Resources, Inc., a Colorado ("Maker"), promises to pay to Howard Karren ("Payee"), in lawful money of the United States of America, the principal sum of Twenty Thousand Dollars ($20,000), together with interest in arrears on the unpaid principal balance at an annual rate equal to seven percent (7%) per annum Interest shall be calculated on the basis of a year of 365 or 366 days, as applicable, and charged for the actual number of days elapsed.

     The principal amount of this Note together with any accrued and unpaid interest thereon shall be due and payable on demand, but in no event more than one hundred and eighty (180) days from the date hereof. All payments shall be made in lawful money of hte United States and in immediately available funds.

     Maker may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal prepaid calculated to the date of such prepayment. Any partial prepayments shall be applied to installments of principal in inverse order of their maturity.

     The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder ("Event of Default"):

     (a) If Maker shall fail to pay when due the principal or interest on this Note and such failure continues for fifteen (15) days after Payee notifies Maker therein writing.

     (b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "Bankruptcy Law"), Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due.

     (c) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker's properties, or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 60 days.


     Maker shall notify Payee in writing within three (3) days after the occurrence of any Event of Default of which Maker acquires knowledge.

     Upon the occurrence of an Event of Default hereunder (unless all Events of Default have been cured or waived by Payee), Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance, and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note. Maker shall pay all reasonable costs and expenses incurred by or on behalf of Payee in connection with Payee's exercise of any or all of its rights and remedies under this Note, including, without limitation, reasonable attorneys' fees.

     The rights and remedies of Payee under this Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law,
(a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing, signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and
(c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note. Maker hereby waives presentment, demand, protest and notice of dishonor and protest.

     If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     This Note will be governed by the laws of the State of Texas without regard to conflicts of laws principles. Maker irrevocably consents to the jurisdiction of the courts in the State of Texas, Harris County, and to the Federal Court for such county in connection with any actions or proceedings arising out of or relating to this Agreement, and waives any objection to venue laid therein.

     This Note shall bind Maker and its successors and assigns. This Note shall not be assigned or transferred by Payee without the express prior written consent of Maker, except by will or, in default thereof, by operation of law.

     The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified.

     All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof" and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.



CHAPARRAL RESOURCES, INC.


By:    /s/ Michael B. Young, Treasurer
--------------------------------------
Title: Treasurer
--------------------------------------




                                       3